Shareholders' Equity	6 Months Ended
Jun. 30, 2025
Shareholders Equity [Abstract]
Shareholders’ Equity

Note 3 - Shareholders’ Equity

a.	On August 16, 2024, the Company entered into a Capital on Demand Sales Agreement (the “Sales Agreement”) with JonesTrading Institutional Services LLC, as sales agent (the “Sales Agent”), pursuant to which the Company may offer and sell, from time to time, to or through the Sales Agent, ordinary shares, having an aggregate offering price of up to gross sale proceeds of up to $2,524 thousand. On February 21, 2025, the Company increased the aggregate offering price under the Sales Agreement to $2,556 thousand, which did not include the ordinary shares having an aggregate sales price of approximately $1,410 thousand that were sold under the Sales Agreement as of such date. The Company agreed to pay the Sales Agent a commission equal to 3.0% of the gross proceeds from the sale of the ordinary shares pursuant to the Sales Agreement. The Company reimbursed the Sales Agent for certain specified expenses in connection with entering into the Sales Agreement in the amount of $50 thousand. During the six month period ended June 30, 2025, the Company sold 708,952 ordinary shares at an average gross sales price of $1.45 per share for aggregate gross proceeds of $1,031 thousand (net proceeds of $975 thousand) under the Sales Agreement.

b.	On October 31, 2024, the “Company entered into a standby equity purchase agreement (the “SEPA”) with YA II PN, LTD., a Cayman Islands exempt limited partnership (“Yorkville”).

Pursuant to the SEPA, the Company has the right, but not the obligation, to sell to Yorkville from time to time (each such occurrence, an “Advance”) up to $30.0 million (the “Commitment Amount”) of the Company’s ordinary shares, during the 36 months following the execution of the SEPA, subject to the restrictions and satisfaction of the conditions in the SEPA. At the Company’s option, the ordinary shares would be purchased by Yorkville from time to time at a price equal to 97% of the lowest of the three daily VWAPs (as hereinafter defined) during a three consecutive trading day period commencing on the date that the Company, subject to certain limitations, delivers a notice to Yorkville that the Company is committing Yorkville to purchase such ordinary shares (the “Advance Shares”). The Company may also specify a certain minimum acceptable price per share in each Advance. “VWAP” means, for any trading day, the daily volume weighted average price of the Company’s ordinary shares for such trading day on the Nasdaq Stock Market during regular trading hours as reported by Bloomberg L.P. During the six month period ended June 30, 2025, the Company sold 175,000 ordinary shares at an average gross price of $1.85 per share for aggregate gross proceeds of $323 thousand (net proceeds of $313 thousand) under the SEPA.

c.	During the six month period ended June 30, 2025, the Company issued 180,000 ordinary shares following exercise of vested RSUs.

d.	During the six month period ended June 30, 2025, the Company issued 14,000 ordinary shares following exercise of options.